Policyholder claims and benefits	12 Months Ended
Dec. 31, 2022
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Policyholder claims and benefits
12 Policyholder claims and benefits

	2022	2021 1)	2020 1)
Benefits and claims paid life	17,313	16,971	12,973
Benefits and claims paid non-life	1,305	1,240	1,290
Change in valuation of liabilities for insurance contracts	(24,879)	19,504	19,723
Change in valuation of liabilities for investment contracts	(10,398)	2,420	1,898

Other	(20)	(38)	(19)
Total	(16,680)	40,097	35,865

1	Amounts for 2021 and 2020 have been re-presented to reflect the classification of Aegon the Netherlands as held for sale and discontinued operations, refer to note 51 Discontinued operations.
Policyholder claims and benefits includes claims and benefits in excess of account value for products for which deposit accounting is applied and the change in valuation of liabilities for insurance and investment contracts. The lines ‘‘Change in valuation of liabilities for insurance contracts’’ and ‘‘Change in valuation of liabilities for investment contracts’’ reflect movements in technical provisions resulting from “Net fair value change on for account of policyholder financial assets at fair value through profit or loss” included in note 10 Results from financial transactions of EUR 35,951 million negative (2021: EUR 22,539 million positive, 2020: EUR 19,935 million positive). In addition, the line ‘‘Change in valuation of liabilities for insurance contracts’’ includes an increase of technical provisions for life insurance contracts of EUR 1,345 million (2021: increase of EUR 863 million, 2020: increase of EUR 1,707 million).